SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 7, 2001

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                               FEDEX CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-15829

                    Delaware                              62-1721435
        (State or other jurisdiction of               (I.R.S. Employer
         incorporation or organization)              Identification No.)

942 South Shady Grove Road, Memphis, Tennessee               38120
   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (901) 818-7500

                                ----------------

                          FEDERAL EXPRESS CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-7806

                    Delaware                              71-0427007
        (State or other jurisdiction of                (I.R.S. Employer
         incorporation or organization)               Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee                    38125
 (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (901) 369-3600


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Item 5.  Other Events.

     On May 7, 2001, FedEx Corporation issued a press release updating its earnings outlook for the fourth quarter of fiscal year 2001. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

          Exhibit
          Number                        Description
          -------                       -----------

            99.1       Press Release of FedEx Corporation dated May 7, 2001.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                             FEDEX CORPORATION

Date: May 8, 2001
                                             By: /s/   James S. Hudson
                                                 -------------------------------
                                                 James S. Hudson
                                                 Corporate Vice President -
                                                 Strategic Financial Planning
                                                 and Control


                                            FEDERAL EXPRESS CORPORATION

Date: May 8, 2001
                                             By: /s/   Michael W. Hillard
                                                 -------------------------------
                                                 Michael W. Hillard
                                                 Vice President and Controller










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


                                 EXHIBIT INDEX

Exhibit                            Description
-------                            -----------
  99.1            Press Release of FedEx Corporation dated May 7, 2001.











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